SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

ISC8 INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-008402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 Kalmus Drive, Suite A-203, Costa Mesa, California 92626
(Address of principal executive offices)

(714) 549-8211
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

As previously disclosed in the Current Report on Form 8-K filed on September 24, 2014, ISC8 Inc. (the “Company”) filed voluntary petition in the United States Bankruptcy Court for the Central District of California (the “Court”) on September 23, 2014 (the “Petition Date”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s Chapter 11 proceedings are currently administered under the caption In re ISC8 Inc., Case No. 8:14-bk-15750-SC. On March 19, 2015, the Company completed a sale of substantially all of its assets pursuant to Section 363 of the Bankruptcy Code.

On May 13, 2015, the Company filed a monthly operating report for the month ended April 30, 2015 (the “Monthly Operating Report”) with the Court.  A copy of the Monthly Operating Reports is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Monthly Operating Report is limited in scope, covers a limited period of time and was prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants, are in a format prescribed by applicable requirements of the Office of the United States Trustee and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01 Exhibits and Financial Statements.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 INC.

Date: May 22, 2015	By:	/s/ Alfred Masse
Alfred Masse
Chief Restructuring Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Operating Report for the month ended April 30, 2015, filed with the United States Bankruptcy Court for the Central District of California on May 13, 2015.